VANGUARD EXPLORER(TM) FUND

SEMIANNUAL

[PHOTO OF SHIP]

April 30, 2000

[THE VANGUARD GROUP LOGO]

      HAVE THE PRINCIPLES OF INVESTING CHANGED?

      In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

   Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

   And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

   However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS

REPORT FROM THE CHAIRMAN ...........1      PERFORMANCE SUMMARY ..............9

THE MARKETS IN PERSPECTIVE .........5      FUND PROFILE ....................10

REPORT FROM THE ADVISERS ...........7      FINANCIAL STATEMENTS ............12
--------------------------------------------------------------------------------


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

During the six months ended April 30, 2000, small-capitalization stocks sizzled and Vanguard Explorer Fund achieved an outstanding return of 37.6%. The half-year result surpassed the returns of Explorer's benchmark indexes and matched the average return for small-cap growth funds.

     The table at right compares the six-month total return (capital change plus reinvested dividends) for the fund with those of the average peer fund, the unmanaged Russell 2000 Index of small-cap stocks, and the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds.

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

     The fund's return is based on an increase in net asset value from $61.49 per share on October 31, 1999, to $74.61 per share on April 30, 2000, and is adjusted for a dividend of $0.23 per share paid from net investment income and a distribution of $8.03 per share paid from net realized capital gains.

-------------------------------------------------------------------
                                                 TOTAL RETURNS
                                               SIX MONTHS ENDED
                                                APRIL 30, 2000
-------------------------------------------------------------------
Vanguard Explorer Fund                              37.6%
-------------------------------------------------------------------
Average Small-Cap Growth Fund*                      37.6%
-------------------------------------------------------------------
Russell 2000 Index                                  18.7%
-------------------------------------------------------------------
Small Company Growth Fund Stock Index               30.7%
-------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


THE PERIOD IN REVIEW
The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

     A growing economy creates a good climate for stocks, and corporate profits posted robust gains as well. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many technology stocks led to frequent and wide market fluctuations. The volatility was especially evident among small-cap and tech issues. The small-cap Russell 2000 Index, for example, saw a 35.2% gain from October 31 through February 29, followed by a -12.2% decline in March and April, resulting in an 18.7% half-year return. The index's growth component, a better yardstick for the stocks that Explorer Fund emphasizes (see "Notice to Shareholders" on page 4), gained 27.8% during the six months, based on a 58.8% gain during the first two-thirds of the period, followed by a -19.5% return during the last third. The table at right shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two.

--------------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                 -----------------------------------------------
                                   OCT. 31, 1999,            FEB. 29, 2000,
STOCK INDEX                       TO FEB. 29, 2000          TO APR. 30, 2000
--------------------------------------------------------------------------------
Russell 1000 Growth                     16.3%                     2.1%
Russell 1000 Value                     -10.7                     10.9
--------------------------------------------------------------------------------
Russell 2000 Growth                     58.8%                   -19.5%
Russell 2000 Value                       7.1                      1.1
--------------------------------------------------------------------------------
Nasdaq Composite                        58.8%                   -17.7%
--------------------------------------------------------------------------------

     The bull market in stocks continued despite three quarter-point (0.25%) increases in short-term interest rates by the Federal Reserve Board, which boosted its target federal-funds rate from 5.25% to 6.00%. The yield on 3-month Treasury bills responded by climbing 74 basis points (0.74 percentage point), to 5.83% as of April 30. However, long-term interest rates went the other way. The yield of the 30-year Treasury bond fell 20 basis points, on balance, ending the half-year at 5.96%. The yield of the 10-year Treasury note rose only 19 basis points during the period, to 6.21%. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW
Vanguard Explorer Fund's six-month return of 37.6% was simply stupendous on an absolute basis--providing in just half a year the equivalent of three years' worth of "normal" stock market returns. The fund also did well relative to its unmanaged indexes. But reflecting the experience of growth stocks in general, Explorer's journey during the half-year was eventful--a skyrocket ride from November through February (up 52.2%), followed by a dive in March and April (down -9.6%).

     Relative to its benchmarks, Explorer owed its strong performance largely to two sectors: health care and technology. Explorer held on average about 18% of its assets in health-care stocks during the half-year, versus about 11% for the Russell 2000 Index. Small-cap health stocks, led by red-hot biotechnology-related companies, gained 45% within the index, but Explorer's holdings in the sector gained nearly 87%.

     Technology was the market's hottest sector, and Explorer's weighting of about one-quarter of assets in tech issues was about the same as the index's weighting. But again, Explorer's tech holdings did much better than the overall market during the period, returning 72% for the six months, versus 57% for tech stocks in the index. Explorer's tech weighting is smaller than that of the typical small-cap growth fund--a distinction that hurt our relative performance during the previous fiscal year but that proved very helpful when tech stocks plunged in March and April.

     Explorer's advisers also added value with their stock selections in financial services, where our average return of 8% represented a significant achievement, given the Russell 2000 Index sector's -4% return. One negative for the fund during the period was our overweighting compared with the index in the consumer-discretionary group (primarily retail companies). This sector, where Explorer's advisers committed about one-fifth of the fund's assets, recorded a -3% return.

--------------------------------------------------------------------------------
                                                    TOTAL ASSETS MANAGED
                                                     AS OF APRIL 30, 2000
                                                --------------------------------
                                                $ MILLION              PERCENT
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.              $1,429                 35%
Wellington Management Company, LLP                 1,144                 28
Vanguard Quantitative Equity Group                   663                 16
Chartwell Investment Partners                        472                 12
Grantham, Mayo, Van Otterloo & Co. LLC               152                  4
Cash Reserve*                                        214                  5
--------------------------------------------------------------------------------
Total                                             $4,074                100%
--------------------------------------------------------------------------------
*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

          As you know, as of April 3, 2000, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) was added to our roster of fund advisers, each of which selects securities according to its own methods in pursuit of the common goal of achieving long-term capital growth. The addition of GMO increases the fund's capacity for future growth and brings an additional perspective to the selection of Explorer's securities. The table at left shows the share of assets managed by each adviser as of April 30.

IN SUMMARY
During the first half of our fiscal year, the stock market provided some useful lessons in unpredictability. Daily price swings were unusually wide and there was an abrupt change in fashion during the spring, when high-flying technology issues suddenly fell and downtrodden value stocks rose.

     Sudden price movements and shifts in market leadership are certain to occur now and then, but the timing and duration of such movements are unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of growth and value stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/
John J. Brennan
Chairman and Chief Executive Officer

May 17, 2000

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NOTICE TO SHAREHOLDERS


CHANGE IN BENCHMARK FOR EXPLORER FUND The Board of Trustees of Vanguard Explorer Fund has approved a change in the investment benchmark for Explorer Fund. On July 31, 2000, the fund's benchmark will change from the Small Company Growth Fund Stock Index to the Russell 2000 Growth Index. The new benchmark will be cited in fund reports to help investors evaluate our relative performance, and it will help determine the compensation paid to four of the fund's five investment advisers (Vanguard Quantitative Equity Group provides its services on an at-cost basis). Because the two indexes' characteristics are broadly similar, the change will have little effect on the fund's composition, policies, strategies, or risk level.

THE REASON FOR THE CHANGE The Small Company Growth Fund Stock Index, which has been the fund's benchmark since August 1997, is made up of the stocks held by the 25 largest small-capitalization mutual funds. While this index has been a suitable benchmark for Explorer Fund, the Russell 2000 Growth Index is equally suitable and is a more widely recognized measure of the performance of small-cap growth stocks. The Trustees believe that the Russell Index will be easier for investors to understand and follow.

AMENDING THE ADVISORY CONTRACT Compensation for four of the fund's five investment advisers is tied to the fund's performance relative to that of its unmanaged index benchmark. Accordingly, the fund's advisory contracts will be amended to adopt the new benchmark for determining compensation after July 31, 2000. All other terms of the advisory contracts will remain the same.
--------------------------------------------------------------------------------
4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000


A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

     Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

-----------------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                      PERIODS ENDED APRIL 30, 2000
                                               ------------------------------------------
                                               6 MONTHS         1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                  7.2%            10.1%          25.3%
  Russell 2000 Index                            18.7             18.4           15.3
  Wilshire 5000 Index                            9.7             12.2           23.9
  MSCI EAFE Index                                6.8             14.2           10.7
-----------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                    1.4%             1.3%           6.8%
  Lehman 10 Year Municipal Bond Index            2.4             -0.3            6.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                    2.7              5.1            5.2
-----------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                           1.8%             3.0%           2.4%
-----------------------------------------------------------------------------------------
*Annualized.

     For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

     Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS
The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

     The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

     Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS
The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

     The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

     A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS
Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

     In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

     In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISERS

Vanguard Explorer Fund achieved a 37.6% return during the six months ended April 30, 2000, the first half of our fiscal year. This stellar result matched the average return for comparable funds, but handily outpaced both the 18.7% return of the Russell 2000 Index of small-capitalization stocks and the 30.7% gain of the Small Company Growth Fund Stock Index.

THE ENVIRONMENT FOR SMALL-CAP STOCKS
The market's clear leaders during the half-year were small-cap growth stocks--Explorer Fund's meat and potatoes. The growth stocks within the Russell 2000 Index posted a 27.8% gain, more than three times the 8.2% return achieved by the index's value component. As in 1999, the period's gains were concentrated in "new economy" stocks, particularly technology companies (especially those working on Internet infrastructure) and biotechnology firms (especially those involved in using human genome research to develop therapies).

     However, starting March 10 there was an abrupt change in market psychology, and for the remaining seven weeks of the half-year the "new economy" stocks fell sharply while the "old economy" stocks held up well.

     The market's sudden reversal is as inexplicable as the logic behind the extraordinary run-up in prices of technology and biotechnology companies. Perhaps, as some commentators suggested, the changeover was due to a realization that the Federal Reserve Board is likely to continue tightening monetary policy until the economy's rapid growth rate starts to moderate.

PERSPECTIVES ON THE FUND'S HOLDINGS
Explorer Fund was not immune to the March-April drop in tech and biotech stocks, although the blow was cushioned somewhat by the fact that we had been cautious about a number of stocks whose valuations were the most extreme. For example, we were underrepresented in Internet-related stocks, a stance that appeared unwise early in calendar 2000, but turned out to be very beneficial in March and April. Also, after a number of our biotech holdings soared early in the period--reaching valuations that appeared to be strained--we sold substantial parts of those positions.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.
--------------------------------------------------------------------------------

     Several biotech companies--Human Genome Sciences, Gene Logic, PE-Celera, Abgenix, and Genset--were among our top-performing stocks during the period. We expect to resume buying in this area when valuations are more reasonable. From the tech sector, winners during the half-year included SeaChange International, Wind River Systems, Macrovision, and Exchange Applications. Satellite communications was another strong area for the fund, with names such as Pegasus Communications, Gilat Satellite, and American Tower.

     The fund also benefited from takeover activity, as a number of our holdings were acquired or agreed to be acquired, including Sterling Software, PairGain Technologies, Teltrend, Ardent Software, and Architel Systems.

     Among the stocks that hurt our performance during the half-year were Ames Department Stores, Diversinet, and Isis Pharmaceuticals.

     Stocks new to the fund, or in which we added to our stakes during the period, included Core Laboratories and Hanover Compressor (in the energy sector); brokerage firms Dain Rauscher and Jefferies (financial services); REMEC and Digital Microwave (technology); Clayton Homes (producer durables); and Jones Apparel (consumer discretionary). We also were able to add some good consumer companies whose stocks had fallen sufficiently to bring them within the small-cap bailiwick, including AnnTaylor and American Eagle Outfitters. Both names have terrific brand equity and are generating free cash flow.

     The biggest change in Explorer Fund's industry weightings during the six months was a decline in exposure to the consumer-discretionary group, a broad category that includes retailers, restaurants, media, and entertainment companies. The sector fell from 29.0% to 21.6% of the fund's equity holdings. Much of the decline stemmed not from sales activity but from the group's relatively poor performance--our holdings in the sector posted a -3% return for the period.

     On balance, only small changes occurred in other sector holdings, with the biggest being increases in allocations to the "other energy" group (up from 1.7% to 4.8% of equities), technology (from 21.9% to 23.9%), and producer durables (from 7.6% to 9.7%). Our health-care holdings increased from 14.7% of equities last October 31 to 15.8% as of April 30. If not for sales of some highly appreciated holdings in the health-care and tech groups, our commitments to both sectors would have increased much more.

     The newest member of Explorer Fund's roster of investment advisers, Grantham, Mayo, Van Otterloo & Co. (GMO), began investing a portion of the fund's assets on April 3 and had fully invested its share in individual stocks by April 10.

THE OUTLOOK
In general, the fund's holdings are registering strong growth in profits. However, it must be noted that rising earnings don't necessarily translate into rising stock prices, particularly when valuations are quite high, as they are now.

     Daily fluctuations in the stock market continue to be extremely wide by historical norms. The threat of even higher interest rates has chilled some of the speculation that drove the market until recently, and investors seem to be looking for more substantial reasons to buy stocks than simply a "hot concept."

     We believe that Explorer Fund's emphasis on companies with high potential for above-average earnings growth will continue to serve our shareholders well over the long term.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Vanguard Quantitative Equity Group
Chartwell Investment Partners
Grantham, Mayo, Van Otterloo & Co. LLC

May 15, 2000

PERFORMANCE SUMMARY
EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-APRIL 30, 2000
--------------------------------------------------------------------------------
                              EXPLORER FUND                         RUSSELL
                                                                     2000
FISCAL         CAPITAL           INCOME            TOTAL             TOTAL
YEAR           RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1980            60.7%              2.3%           63.0%              55.3%
1981             8.5               1.1             9.6                4.1
1982            20.5               2.2            22.7               14.8
1983            35.2               1.0            36.2               38.3
1984           -15.3               1.4           -13.9               -3.2
1985             5.4               1.4             6.8               15.8
1986             1.0               1.0             2.0               22.2
1987           -11.5               0.1           -11.4              -13.6
1988            28.2               0.5            28.7               27.1
1989             9.8               1.2            11.0               15.6
1990           -23.9               1.0           -22.9              -27.3
1991            62.5%              2.1%           64.6%              58.6%
1992            12.2               0.8            13.0                9.5
1993            21.9               0.4            22.3               32.4
1994             4.2               0.3             4.5               -0.3
1995            17.0               0.5            17.5               18.3
1996            17.4               0.6            18.0               16.6
1997            18.4               0.5            18.9               29.3
1998           -11.6               0.4           -11.2              -11.8
1999            24.7               0.4            25.1               14.9
2000*           37.2               0.4            37.6               18.7
--------------------------------------------------------------------------------
*Six months ended April 30, 2000.
See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                          INCEPTION                                   ------------------------------
                             DATE           1 YEAR     5 YEARS        CAPITAL      INCOME     TOTAL
----------------------------------------------------------------------------------------------------
Explorer Fund              12/11/1967        71.13%     20.91%         17.26%       0.59%     17.85%
----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------
                                EXPLORER          RUSSELL 2000
---------------------------------------------------------------
Number of Stocks                     888                 1,781
Median Market Cap                  $1.1B                 $1.0B
Price/Earnings Ratio               18.8x                 17.9x
Price/Book Ratio                    3.5x                  2.7x
Yield                               0.4%                  1.2%
Return on Equity                   14.9%                 13.5%
Earnings Growth Rate               18.6%                 12.5%
Foreign Holdings                    0.8%                  0.0%
Turnover Rate                      144%*                    --
Expense Ratio                     0.71%*                    --
Cash Reserves                       5.1%                    --
*Annualized.


INVESTMENT FOCUS
------------------------------
[grid]
SYTLE                 BLEND
MARKET CAP            SMALL



VOLATILITY MEASURES
-------------------------------------------------
                   EXPLORER               S&P 500
-------------------------------------------------
R-Squared            0.38                  1.00
Beta                 0.89                  1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------------------
Investment Technology Group, Inc.                             1.2%
Maxtor Corp.                                                  1.0
Rational Software Corp.                                       0.8
Vertex Pharmaceuticals, Inc.                                  0.8
Core Laboratories N.V.                                        0.8
Forest Laboratories, Inc.                                     0.7
Caremark Rx, Inc.                                             0.7
Mettler-Toledo International Inc.                             0.7
Pacific Sunwear of California                                 0.7
Equity Residential Properties Trust REIT                      0.7
-------------------------------------------------------------------
Top Ten                                                       8.1%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------
                                            APRIL 30, 1999          APRIL 30, 2000
------------------------------------------------------------------------------------------
                                               EXPLORER        EXPLORER      RUSSELL 2000
------------------------------------------------------------------------------------------
Auto & Transportation .................           6.1%           6.5%            3.1%
Consumer Discretionary ................          28.1           21.6            14.6
Consumer Staples ......................           0.3            1.3             2.1
Financial Services ....................          14.2           10.9            16.5
Health Care ...........................          13.8           15.8            11.5
Integrated Oils .......................           0.3            0.1             0.0
Other Energy ..........................           1.9            4.8             3.7
Materials & Processing ................           4.2            3.5             7.4
Producer Durables .....................           7.1            9.7            10.0
Technology ............................          17.8           23.9            24.9
Utilities .............................           4.6            1.6             5.3
Other .................................           1.6            0.3             0.9
------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
EXPLORER FUND                                                            SHARES            (000)
---------------------------------------------------------------------------------------------------
COMMON STOCKS (89.3%)+
---------------------------------------------------------------------------------------------------
Auto & Transportation (5.8%)
o Swift Transportation Co., Inc.                                      1,265,450        $  25,387
o(1)M.S. Carriers, Inc.                                               1,008,700           23,956
  Tidewater Inc.                                                        694,000           20,646
o Heartland Express, Inc.                                             1,070,733           18,068
  Skywest, Inc.                                                         423,800           17,852
  Oshkosh Truck Corp.                                                   529,500           16,678
  Polaris Industries, Inc.                                              488,100           14,947
o(1)Mesaba Holdings, Inc.                                             1,165,800           14,572
  Wabash National Corp.                                                 867,400           12,631
o(1)Mesa Air Group Inc.                                               1,923,400           12,501
  C.H. Robinson Worldwide, Inc.                                         213,500           10,674
  Werner Enterprises, Inc.                                              424,000            7,949
  Covenant Transport, Inc.                                              545,000            7,186
o Atlas Air, Inc.                                                       200,000            6,987
  Forward Air Corp.                                                      82,300            2,828
o Knight Transportation, Inc.                                           125,000            2,298
o Tower Automotive, Inc.                                                140,700            2,197
  Superior Industries International, Inc.                                64,500            2,075
  Borg-Warner Automotive, Inc.                                           48,600            2,031
o Landstar System                                                        35,500            2,031
o Stoneridge, Inc.                                                      144,300            1,901
o AirTran Holdings, Inc.                                                427,700            1,817
  Circle International Group, Inc.                                       66,400            1,763
o Monaco Coach Corp.                                                     94,500            1,546
  Meritor Automotive, Inc.                                              100,600            1,508
o Arkansas Best Corp.                                                   110,200            1,425
o Hayes Lemmerz International, Inc.                                      63,400              998
  Audiovox Corp.                                                         11,200              383
  Petroleum Helicopters, Inc.                                            29,200              276
o American Freightways                                                   13,400              249
o Old Dominion Freight Line, Inc.                                        18,700              205
  EGL, Inc.                                                               8,500              194
  Winnebago Industries, Inc.                                              7,100              120
  American Axle & Manufacturing Holdings, Inc.                            5,200               77
o Aftermarket Technology Corp.                                            6,300               72
o National R. V. Holdings, Inc.                                           5,300               64
                                                                                        -----------
                                                                                          236,092
                                                                                        -----------
CONSUMER DISCRETIONARY (19.3%)
o Pacific Sunwear of California                                         851,100           28,990
o Pegasus Communications Corp. Class A                                  261,285           28,513
  The Corporate Executive Board Co.                                     440,200           25,862
o Outback Steakhouse                                                    676,950           22,170
o Learning Tree International, Inc.                                     436,200           20,910
(1)LodgeNet Entertainment Corp.                                         725,000           18,669
o Jones Apparel Group, Inc.                                             600,000           17,813
  Callaway Golf Co.                                                   1,018,200           16,928
o(1)TETRA Technologies, Inc.                                          1,148,200           16,362
  Insight Communications Co., Inc.                                      800,000           16,300
  PrimaCom AG ADR                                                       345,000           14,318
o Diamond Technology Partners Inc.                                      176,700           13,981
  E.W. Scripps Co. Class A                                              275,000           12,839
(1)Vans, Inc.                                                           835,500           12,637
o Furniture Brands
   International Inc.                                                   650,400           12,154

---------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                         SHARES            (000)
---------------------------------------------------------------------------------------------------
  Heidrick & Struggles International, Inc.                              335,800        $  12,089
o Linens `n Things, Inc.                                                379,600           11,720
  Edison Schools Inc.                                                   500,000           11,438
  Central Newspapers, Inc.                                              372,000           11,416
  American Eagle Outfitters, Inc.                                       669,300           11,378
o Premier Parks Inc.                                                    525,000           11,320
o NCO Group, Inc.                                                       326,400           11,220
o Emmis Communications, Inc.                                            256,130           10,886
o Ames Department Stores, Inc.                                          569,150           10,209
  Tweeter Home Entertainment Group, Inc.                                275,800           10,170
  Oneida Ltd.                                                           521,900            9,981
o Borders Group, Inc.                                                   610,000            9,684
o(1)Urban Outfitters, Inc.                                              900,000            9,675
o ShopKo Stores, Inc.                                                   529,000            9,456
  Liz Claiborne, Inc.                                                   198,400            9,188
o AnnTaylor Stores Corp.                                                429,800            8,891
  Dover Downs Entertainment, Inc.                                       705,700            8,645
  On Command Corp.                                                      400,000            8,550
  The Marcus Corp.                                                      783,000            8,368
  Manpower Inc.                                                         233,300            8,238
o The Topps Co., Inc.                                                   935,900            8,189
  Regis Corp.                                                           660,000            7,714
  Latitude Communications, Inc.                                         514,000            7,453
  Penton Media, Inc. Class A                                            275,800            7,257
o BJ's Wholesale Club, Inc.                                             200,000            7,088
o Playboy Enterprises, Inc. Class B                                     438,400            7,069
o Westwood One, Inc.                                                    196,400            6,948
o Nautica Enterprises, Inc.                                             579,300            6,517
o Brightpoint, Inc.                                                     532,200            6,287
  ValueVision International, Inc. Class A                               296,900            5,919
(1)AMC Entertainment, Inc.                                            1,377,500            5,854
  Spanish Broadcasting System, Inc.                                     287,860            5,379
o Speedway Motorsports, Inc.                                            220,000            5,266
  Wink Communications, Inc.                                             237,500            4,691
  Regional Cablesystems, Inc.                                           440,000            4,603
o Activision, Inc.                                                      711,800            4,449
o Insight Enterprises, Inc.                                             105,600            4,415
  New Horizons Worldwide, Inc.                                          240,000            4,230
o Williams-Sonoma, Inc.                                                 120,500            4,172
o United Stationers, Inc.                                               109,100            3,641
o Valassis Communications, Inc.                                         106,100            3,614
o Brinker International, Inc.                                           107,800            3,436
  Ethan Allen Interiors, Inc.                                           119,950            3,201
o Footstar Inc.                                                          85,700            3,187
o Bally Total Fitness Holding Corp.                                     142,300            3,184
  Harman International Industries, Inc.                                  48,200            3,151
o Rare Hospitality International Inc.                                   100,600            3,112
o ACNielson Corp.                                                       134,600            3,104
  Jack in the Box Inc.                                                  126,500            3,099
  i3 Mobile, Inc.                                                       163,900            3,073
  Pier 1 Imports Inc.                                                   266,250            3,029
  Fossil, Inc.                                                          144,900            3,007
o Mohawk Industries, Inc.                                               116,900            2,901
o Venator Group, Inc.                                                   240,700            2,858
o MSC Industrial Direct Co., Inc. Class A                               201,700            2,824
  Ruby Tuesday, Inc.                                                    131,400            2,751
o Timberland Co.                                                         39,600            2,747
  Cox Radio, Inc.                                                        37,700            2,733
o Dollar Thrifty Automotive Group, Inc.                                 130,100            2,732
o Education Management Corp.                                            164,600            2,695
  Meredith Corp.                                                         95,000            2,642
  Tupperware Corp.                                                      139,000            2,624
o Young Broadcasting Inc.                                               121,900            2,621
  Ross Stores, Inc.                                                     124,400            2,581
o Copart, Inc.                                                          147,000            2,536
o The IT Group, Inc.                                                    375,500            2,511
o MAXIMUS, Inc.                                                         103,400            2,436
o Sunglass Hut International, Inc.                                      324,600            2,435
o ADVO, Inc.                                                             80,900            2,427
  Rent-Way, Inc.                                                         92,400            2,397
  Pinnacle Entertainment, Inc.                                          119,300            2,393
o Kenneth Cole Productions, Inc.                                         57,300            2,342
  Midas Inc.                                                             89,200            2,258
  Jostens Inc.                                                           89,300            2,205
o Vail Resorts Inc.                                                     135,900            2,191
  Wallace Computer Services, Inc.                                       200,300            2,191
  Pittston Brink's Group                                                132,089            2,163
o Genesco, Inc.                                                         163,600            2,117
  Landry's Seafood Restaurants, Inc.                                    245,100            2,114
o Choice Hotel International, Inc.                                      159,100            2,098
o NPC International Class A                                             192,500            1,997
  John H. Harland Co.                                                   129,200            1,986
o Buffets Inc.                                                          201,065            1,973
  Collectors Universe, Inc.                                             400,000            1,950
  Banta Corp.                                                            95,500            1,868
o Musicland Stores Corp.                                                246,100            1,846
o QRS Corp.                                                              54,900            1,812
o Teletech Holdings Inc.                                                 55,000            1,794
o Discount Auto Parts Inc.                                              167,800            1,793
  Polaroid Corp.                                                         86,000            1,736
  Stewart Enterprises, Inc. Class A                                     360,000            1,733
o CDI Corp.                                                              77,000            1,733
o Lands' End, Inc.                                                       40,900            1,731
o Mail-Well, Inc.                                                       193,300            1,728
o Lone Star Steakhouse & Saloon, Inc.                                   145,000            1,713
  Media Metrix, Inc.                                                     52,700            1,693
  Talbots Inc.                                                           33,100            1,674
o MemberWorks, Inc.                                                      50,600            1,634
  Burns International Services Corp.                                    147,900            1,608
o The Cheesecake Factory                                                 39,200            1,605
o 24/7 Media, Inc.                                                       79,900            1,568
o Interim Services, Inc.                                                 91,300            1,564
  Rare Medium Group, Inc.                                                71,000            1,460
o Bell & Howell Co.                                                      54,800            1,456
  Wilsons The Leather Experts Inc.                                      114,550            1,389
  MGM Grand, Inc.                                                        46,600            1,375
  Strayer Education, Inc.                                                66,500            1,367
  Cumulus Media Inc.                                                    101,700            1,335

---------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
EXPLORER FUND                                                            SHARES            (000)
---------------------------------------------------------------------------------------------------
  Oshkosh B Gosh, Inc. Class A                                           80,100        $   1,292
  Movado Group, Inc.                                                    141,600            1,221
  Intimate Brands, Inc.                                                  29,000            1,117
o Administaff, Inc.                                                      26,800            1,079
  Startek, Inc.                                                          20,300            1,043
  Electronics Boutique Holdings Corp.                                    63,800            1,037
  MDC Communications Corp.                                              112,200            1,024
  Tiffany & Co.                                                          13,800            1,003
  P.F. Chang's China Bistro, Inc.                                        27,300              956
o Saks Inc.                                                              78,800              901
  Ziff-Davis Inc.-ZDNet                                                  71,700              892
o Scientific Games Holdings Corp.                                        46,400              858
  Quanta Services, Inc.                                                  18,000              836
  Darden Restaurants Inc.                                                45,200              833
  Braun's Fashions Corp.                                                 34,800              796
o West TeleServices Corp.                                                37,500              792
o Gadzooks, Inc.                                                         34,300              757
  Provant, Inc.                                                         134,700              745
o Chico's Fas, Inc.                                                      39,900              716
o Piercing Pagoda, Inc.                                                  48,150              680
  Westpoint Stevens, Inc.                                                31,900              598
  Block Drug Co. Class A                                                 20,490              584
  Meta Group, Inc.                                                       25,900              583
o Taco Cabana                                                            95,100              577
o Cost Plus, Inc.                                                        18,700              572
o Wackenhut Corrections Corp.                                            68,900              543
  Rent-A-Center, Inc.                                                    26,100              532
o Polo Ralph Lauren Corp.                                                31,600              514
  Applebee's International, Inc.                                         13,600              496
  Blair Corp.                                                            24,900              482
  Ticketmaster Online-City Search, Inc.                                  23,700              474
o Station Casinos, Inc.                                                  15,600              445
  Finlay Enterprises, Inc.                                               43,700              442
  CEC Entertainment Inc.                                                 13,500              405
  The Children's Place Retail Stores, Inc.                               15,600              347
o Dendrite International, Inc.                                           14,600              334
o Donna Karan International Inc.                                         48,000              324
  Salton, Inc.                                                            7,300              313
o Sonic Corp.                                                            11,200              312
  Nu Skin Enterprises, Inc.                                              40,500              311
  SCP Pool Corp.                                                          7,600              280
  Entercom Communications Corp.                                           6,500              276
  JAKKS Pacific, Inc.                                                    14,400              265
o Papa John's International, Inc.                                         9,400              259
o Men's Wearhouse, Inc.                                                  12,000              257
o Quiksilver, Inc.                                                       13,000              245
o ACTV, Inc.                                                             12,700              230
  Navigant Consulting, Inc.                                              22,100              220
o Factory 2-U Stores Inc.                                                 6,500              217
  Media General, Inc. Class A                                             4,300              212
o O'Reilly Automotive, Inc.                                              15,200              205
o On Assignment, Inc.                                                     6,500              204
o Windmere-Durable Holdings Inc.                                         12,600              202
o 99 Cents Only Stores                                                    4,900              184
  Korn/Ferry International                                                6,900              183
  Radio One, Inc.                                                         3,100              180
  Pegasus Systems Inc.                                                    9,700              172
  Career Education Corp.                                                  4,100              155
o SITEL Corp.                                                            22,000              151
  THQ Inc.                                                                9,700              150
o WMS Industries, Inc.                                                   16,700              146
o Guess ?, Inc.                                                           5,300              146
  Direct Focus, Inc.                                                      4,300              141
  Gaylord Entertainment Co. Class A                                       5,500              132
  Cato Corp. Class A                                                     12,200              129
o ITT Educational Services, Inc.                                          7,100              127
  Waste Connections, Inc.                                                 9,800              123
o Trans World Entertainment Corp.                                        10,700              112
o Romac International, Inc.                                              10,800              111
  Shop At Home, Inc.                                                     17,500              110
  Haverty Furniture Cos., Inc.                                            9,700              109
o Michaels Stores, Inc.                                                   2,700              106
  Whitehall Jewellers, Inc.                                               5,200               89
o Midway Games Inc.                                                      12,200               81
o Championship Auto Racing Teams, Inc.                                    3,900               79
  Beyond.com Corp.                                                       29,600               65
  CDnow Inc.                                                             14,900               64
o CSK Auto Corp.                                                          5,900               62
o Jo-Ann Stores, Inc. Class A                                             5,400               50
o Group 1 Automotive, Inc.                                                3,600               43
  Charles River Associates Inc.                                           2,100               43




o Lason Holdings, Inc.                                                    9,000               41
  e4L, Inc.                                                              19,000               26
  Cyberian Outpost, Inc.                                                  4,600               24
                                                                                        -----------
                                                                                          787,122
                                                                                        -----------
CONSUMER STAPLES (1.1%)
o Beringer Wine Estates
   Holdings, Inc.                                                       377,000           13,619
o Rexall Sundown, Inc.                                                  546,500           10,520
  Fleming Cos., Inc.                                                    427,000            7,019
o American Italian Pasta Co.                                            126,400            3,128
  Del Monte Foods Co.                                                   272,700            2,420
  Universal Corp.                                                       128,200            2,420
  Dreyer's Grand Ice Cream, Inc.                                         62,900            1,510
  Celestial Seasonings, Inc.                                             40,600            1,365
o Aurora Foods Inc.                                                     260,900            1,256
  Schweitzer-Mauduit
   International, Inc.                                                   77,800            1,133
  7-Eleven, Inc.                                                        166,200              623
  International Multifoods Corp.                                         27,300              350
  Church & Dwight, Inc.                                                  15,800              282
o Hain Food Group, Inc.                                                   9,200              247
o Smithfield Foods, Inc.                                                 10,600              226
o Performance Food Group Co.                                              4,500              119
  Pilgrim's Pride Corp.                                                  10,500               78
                                                                                        -----------
                                                                                           46,315
                                                                                        -----------
FINANCIAL SERVICES (9.7%)
  Investment Technology
   Group, Inc.                                                         1,303,921          48,897
  Equity Residential Properties Trust REIT                               628,000          28,574
  Sun Communities, Inc. REIT                                             753,900          24,973
  Manufactured Home Communities, Inc. REIT                               699,250          17,481
o Affiliated Computer Services, Inc. Class A                             473,600          15,688

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                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
---------------------------------------------------------------------------------------------------
o BISYS Group, Inc.                                                      237,400       $  14,852
o Concord EFS, Inc.                                                      659,175          14,749
  Jefferies Group, Inc.                                                  660,000          14,561
  Regency Realty Corp. REIT                                              600,000          13,275
  Dain Rauscher Corp.                                                    208,000          12,883
o Nova Corp. (Georgia)                                                   407,200          12,878
  Cullen/Frost Bankers, Inc.                                             520,000          12,838
  Federal Realty Investment Trust REIT                                   597,000          12,686
  Pinnacle Holdings Inc. REIT                                            197,250          11,083
  Fidelity National Financial, Inc.                                      732,615          10,806
  Heller Financial, Inc.                                                 520,000          10,108
  Annuity and Life Re (Holdings), Ltd.                                   400,000           8,650
  S1 Corp.                                                               144,400           7,843
  National Data Corp.                                                    275,000           7,631
  First Washington Realty Trust, Inc. REIT                               300,000           6,244
o AmeriCredit Corp.                                                      260,600           4,870
  Labranche & Co. Inc.                                                   373,075           4,454
  Saul Centers, Inc. REIT                                                262,000           4,045
  Radian Group, Inc.                                                      66,600           3,392
  Hudson United Bancorp                                                  149,536           3,374
  Downey Financial Corp.                                                 107,000           3,197
  Financial Security Assurance Holdings Ltd.                              38,700           2,857
o Affiliated Managers Group, Inc.                                         67,700           2,716
o Barra, Inc.                                                             63,300           2,667
  The PMI Group Inc.                                                      52,400           2,538
  SEI Corp.                                                               21,000           2,507
  WestAmerica Bancorporation                                              97,300           2,439
o Golden State Bancorp Inc.                                              157,000           2,414
  Washington Federal Inc.                                                136,360           2,378
  Commerce Group, Inc.                                                    75,800           2,236
  XTRA Corp.                                                              44,500           2,092
  Wit Capital Group, Inc.                                                195,000           2,060
  First Midwest Bancorp                                                   80,600           2,005
  AmerUs Life Holdings, Inc.                                              95,390           1,902
  Legg Mason Inc.                                                         48,200           1,823
  John Nuveen Co. Class A                                                 43,800           1,747
  Presidential Life Corp.                                                102,300           1,629
  TCF Financial Corp.                                                     68,200           1,594
  Jack Henry & Associates                                                 35,800           1,414
  The MONY Group Inc.                                                     45,700           1,414
  U.S. Trust Corp.                                                         8,900           1,369
  McGrath Rent Corp.                                                      83,900           1,345
  Erie Indemnity Co. Class A                                              44,800           1,333
  Oriental Financial Group                                                72,700           1,236
o Hamilton Bancorp, Inc.                                                  63,700           1,170
o Advent Software, Inc.                                                   22,000           1,155
  First Federal Capital Corp.                                             93,900           1,080
  Commonwealth Bancorp                                                    81,600           1,061
  Metris Cos., Inc.                                                       23,800             893
  St. Francis Capital Corp.                                               60,900             864
  Texas Regional Bancshares, Inc.                                         27,400             783
  MeriStar Hospitality Corp. REIT                                         39,100             772
o First Federal Financial Corp.                                           57,500             719
  Phoenix Investment Partners Ltd.                                        81,100             705
  Hartford Life, Inc.                                                     14,200             699
  Farm Family Holdings, Inc.                                              21,300             607
  Nationwide Financial Services, Inc.                                     21,600             601
  ITLA Capital Corp.                                                      41,400             567
  Federated Investors, Inc.                                               18,900             534
o Imperial Credit                                                        132,000             512
  Stifel Financial Corp.                                                  46,798             500
  Investors Financial Services Corp.                                       5,400             441
o The Profit Recovery Group International, Inc.                           22,300             392
  Columbia Banking System, Inc.                                           29,187             359
o Triad Guaranty, Inc.                                                    16,700             351
  Arthur J. Gallagher & Co.                                                8,800             328
  First Commonwealth Financial Corp.                                      27,600             321
  Associated Banc-Corp.                                                   12,000             307
  Commerce Bancorp, Inc.                                                   7,400             294
  Southwest Securities Group, Inc.                                         6,300             259
  Professionals Group, Inc.                                               13,600             241
  Corus Bankshares Inc.                                                    9,452             236
  Susquehanna Bancshares, Inc.                                            17,100             236
  Greater Bay Bancorp                                                      5,500             234
  Eaton Vance Corp.                                                        4,900             207
  FactSet Research Systems Inc.                                            6,600             190
o Pegasystems Inc.                                                        19,600             174
  Harbor Florida Bancshares, Inc.                                         15,400             162
  East West Bancorp, Inc.                                                 12,700             159
  Hilb, Rogal and Hamilton Co.                                             5,300             150
  Cousins Properties, Inc. REIT                                            3,700             145
  Queens County Bancorp, Inc.                                              5,700             116
  E.W. Blanch Holdings, Inc.                                               4,700             105
o Financial Federal Corp.                                                  5,500             102
  Charles E. Smith Residential Realty, Inc. REIT                           2,600              98
o Data Broadcasting Corp.                                                 17,500              86
  CVB Financial Corp.                                                      5,200              84
  Frontier Financial Corp.                                                 3,800              72
  Medallion Financial Corp.                                                4,100              68
  FiNet.com, Inc.                                                         68,500              60
  First Source Corp.                                                       2,800              58
  CyberCash, Inc.                                                          7,000              52
  SierraCities.com, Inc.                                                   7,800              47
                                                                                        -----------
                                                                                         395,103
                                                                                        -----------
HEALTH CARE (14.1%)
o Vertex Pharmaceuticals, Inc.                                          610,100           31,878
o Forest Laboratories, Inc.                                             355,000           29,842
  Caremark Rx, Inc.                                                   4,617,500           29,437
o Genzyme Corp. General Division                                        541,700           26,442
  DENTSPLY International Inc.                                           775,700           22,544
o Gilead Sciences, Inc.                                                 361,000           19,562
  Abgenix, Inc.                                                         197,700           17,707
  Varian Medical Systems, Inc.                                          439,800           17,592
o Chiron Corp.                                                          385,000           17,421
  BioChem Pharma Inc.                                                   730,000           16,790
o Cytyc Corp.                                                           339,300           15,184
o Millennium Pharmaceuticals, Inc.                                      174,256           13,832
o Lincare Holdings, Inc.                                                444,900           13,569
o IDX Systems Corp.                                                     780,300           13,216
o Regeneron   Pharmaceuticals, Inc.                                     430,000           12,282
o Coventry Health Care Inc.                                           1,149,600           12,215

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                                                                                          MARKET
                                                                                          VALUE*
EXPLORER FUND                                                            SHARES            (000)
---------------------------------------------------------------------------------------------------
o Foundation Health Systems
   Class A                                                            1,207,700        $  12,152
  Medarex, Inc.                                                         200,000           10,600
o I-STAT Corp.                                                          775,000           10,027
  United Therapeutics Corp.                                             170,500            9,633
  Arrow International, Inc.                                             279,500            9,538
  PE Corp.-Celera Genomics
   Group                                                                114,800            9,471
o(1)Matria Healthcare, Inc.                                           2,100,000            9,319
  Cell Genesys, Inc.                                                    498,500            9,316
o Human Genome Sciences, Inc.                                           121,600            9,310
o Protein Design Labs, Inc.                                              80,600            8,181
  Kissei Pharmaceutical Co., Ltd.                                       479,000            7,850
  PolyMedica Corp.                                                      136,300            7,318
o Acuson Corp.                                                          500,000            6,156
  Gene Logic Inc.                                                       220,000            5,913
  Cubist Pharmaceuticals, Inc.                                          182,500            5,863
  Bindly Western Industries, Inc.                                       308,400            5,378
o Sybron International Corp.                                            158,000            4,918
  QLT PhotoTherapeutics Inc.                                             82,100            4,562
  ICN Pharmaceuticals, Inc.                                             179,000            4,509
o Universal Health Services
   Class B                                                               80,400            4,402
o Isis Pharmaceuticals, Inc.                                            394,000            4,383
  Allscripts, Inc.                                                      138,400            4,290
  Endocare, Inc.                                                        252,300            4,163
o Biotechnology General                                                 279,000            3,923
o Zoll Medical Corp.                                                     83,100            3,672
o Wesley Jessen VisionCare, Inc.                                         93,200            3,670
  Albany Molecular Research, Inc.                                        82,800            3,633
o Priority Healthcare Corp.
   Class B                                                               63,900            3,538
o Kensey Nash Corp.                                                     264,200            3,435
  Invitrogen Corp.                                                       51,200            3,194
  Ebenx Inc.                                                            191,700            3,148
o Oxford Health Plan                                                    152,600            2,899
o Trigon Healthcare, Inc.                                                79,600            2,861
o Quest Diagnostics, Inc.                                                49,100            2,857
o IDEXX Laboratories Corp.                                              106,000            2,783
o Apria Healthcare                                                      188,900            2,633
o Beverly Enterprises, Inc.                                             773,900            2,612
o INCYTE Pharmaceuticals, Inc.                                           32,800            2,526
  ORATEC Interventions, Inc.                                             72,200            2,459
o ImClone Systems, Inc.                                                  25,900            2,357
o Transkaryotic Therapies, Inc.                                          75,000            2,245
  Eclipsys Corp.                                                        278,105            2,225
  Cooper Cos., Inc.                                                      63,900            2,149
  Alpharma, Inc. Class A                                                 53,400            2,063
  Rehabcare Corp.                                                        58,500            1,744
  Jones Pharma, Inc.                                                     54,575            1,572
o Ventana Medical Systems, Inc.                                          55,300            1,559
o Mid Atlantic Medical
   Services, Inc.                                                       163,900            1,526
o AmeriPath, Inc.                                                       190,700            1,490
o The Liposome Co., Inc.                                                 84,200            1,474
  Aurora Biosciences Corp.                                               39,050            1,416
  Celgene Corp.                                                          24,300            1,144
o Techne                                                                 16,000            1,138
o STERIS Corp.                                                          124,100            1,117
  Sunquest Information Systems, Inc.                                     96,600            1,099
  Alexion Pharmaceuticals, Inc.                                          22,500            1,004
o Cephalon, Inc.                                                         17,000              956
  CuraGen Corp.                                                          28,600              761
o QuadraMed Corp.                                                       187,200              731
o Pharmaceutical Product Development, Inc.                               42,300              711
  ArQule, Inc.                                                           59,500              703
  Minntech Corp.                                                         80,600              685
o ProxyMed, Inc.                                                        400,000              650
o Cor Therapeutics, Inc.                                                  8,400              640
  Cyberonics, Inc.                                                       31,300              638
o Express Scripts                                                        17,500              626
o IDEC Pharmaceuticals Corp.                                              9,700              621
o ResMed Inc.                                                            18,000              612
o MedQuist, Inc.                                                         16,400              581
  American Retirement Corp.                                              76,200              572
  Nabi                                                                  115,800              557
o Chirex, Inc.                                                           31,000              527
o Patterson Dental Co.                                                   10,000              481
  King Pharmaceuticals, Inc.                                              9,300              459
o Ocular Sciences, Inc.                                                  27,100              449
  Varian, Inc.                                                           12,300              447
  Mallinckrodt, Inc.                                                     16,100              433
o Magellan Health Services, Inc.                                        109,600              411
  Mentor Corp.                                                           23,200              410
  Hooper Holmes, Inc.                                                    23,000              400
o Renal Care Group, Inc.                                                 17,500              390
  Enzon, Inc.                                                            10,100              376
  Diagnostic Products Corp.                                              11,400              350
o Orthodontic Centers of America, Inc.                                   15,900              337
o Pediatrix Medical Group, Inc.                                          40,400              333
o Noven Pharmaceuticals, Inc.                                            28,200              331
o Alkermes, Inc.                                                          5,900              314
  Novoste Corp.                                                           7,300              299
o Enzo Biochem, Inc.                                                      6,800              275
o Summit Technology, Inc.                                                30,600              272
o Laboratory Corp. of America                                            43,700              259
  Stericycle, Inc.                                                       11,900              250
o Ligand Pharmaceuticals Inc. Class B                                    17,700              237
o Affymetrix, Inc.                                                        1,600              216
  OraPharma, Inc.                                                        20,000              204
o AmeriSource Health Corp.                                               10,100              202
o Syncor International Corp.                                              4,700              194
  Coulter Pharmaceutical, Inc.                                            9,900              181
o Sangstat Medical Corp.                                                  6,300              181
o Cygnus Inc.                                                            14,500              181
  Province Healthcare Co.                                                 6,200              179
o Theragenics Corp.                                                      17,600              175
o First Health Group Corp.                                                5,500              167
o PathoGenesis Corp.                                                      6,800              145
o Columbia Laboratories Inc.                                             15,100              143
  Gliatech Inc.                                                           8,500              130
  LifePoint Hospitals, Inc.                                               7,600              130
  Corixa Corp.                                                            3,600              111
o Algos Pharmaceutical Corp.                                              7,300              110
o Advance Paradigm, Inc.                                                  8,400              105
o Biomatrix, Inc.                                                         5,400              103
o LCA-Vision, Inc.                                                       23,800               86

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                                                                                           MARKET
                                                                                           VALUE*
                                                                         SHARES             (000)
---------------------------------------------------------------------------------------------------
  LaserSight Inc.                                                        14,700        $      74
o Duramed Pharmaceuticals, Inc.                                          12,500               59
o Bio-Rad Laboratories, Inc. Class A                                      1,900               48
o Trex Medical Corp.                                                     16,600               46
                                                                                        -----------
                                                                                          575,184
                                                                                        -----------
INTEGRATED OILS (0.1%)
o Tesoro Petroleum Corp.                                                241,800             2,841
                                                                                        -----------
OTHER ENERGY (4.3%)
  Core Laboratories N.V.                                              1,083,100           30,733
o Hanover Compressor Co.                                                300,000           17,475
o Marine Drilling Co., Inc.                                             669,400           17,404
  St. Mary Land & Exploration Co.                                       455,000           15,356
  Chieftain International, Inc.                                         599,900           11,398
o Noble Drilling Corp.                                                  250,000            9,984
o Global Industries Ltd.                                                530,000            7,553
  Weatherford International, Inc.                                       160,100            6,504
o UTI Energy Corp.                                                      169,750            5,899
  ENSCO International, Inc.                                             158,800            5,270
o Rowan Cos., Inc.                                                      183,500            5,127
  Spinnaker Exploration Co.                                             213,040            4,953
o National-Oilwell, Inc.                                                176,500            4,225
o Newfield Exploration Co.                                               88,300            3,587
o Forest Oil Corp.                                                      256,400            2,868
  Vintage Petroleum, Inc.                                               141,800            2,818
o SEACOR SMIT Inc.                                                       45,700            2,799
  Equitable Resources, Inc.                                              57,200            2,653
  Noble Affiliates, Inc.                                                 64,400            2,322
o HS Resources Inc.                                                      95,300            2,305
  Cross Timbers Oil Co.                                                 153,300            2,213
o Stone Energy Corp.                                                     38,100            1,800
  Helmerich & Payne, Inc.                                                48,000            1,503
  Tom Brown, Inc.                                                        78,700            1,495
o Grey Wolf, Inc.                                                       317,200            1,289
  Pride International Inc.                                               47,500            1,075
o Veritas DGC Inc.                                                       27,100              650
  Penn Virginia Corp.                                                    30,000              540
o Patterson Energy, Inc.                                                 16,800              475
  Pogo Producing Co.                                                     15,800              405
  Ocean Energy, Inc.                                                     30,800              398
o Seitel, Inc.                                                           57,400              359
o Barrett Resources Corp.                                                 8,600              273
  Chesapeake Energy Corp.                                                59,300              222
o Nuevo Energy Co.                                                        6,000              105
o The Meridian Resource Corp.                                            28,700              104
o Plains Resources                                                        6,000               85
o Newpark Resources, Inc.                                                 8,300               68
                                                                                        -----------
                                                                                         174,292
                                                                                        -----------
MATERIALS & PROCESSING (3.1%)
  Cambrex Corp.                                                         300,000           12,300
o Cytec Industries, Inc.                                                400,000           12,050
  Polymer Group, Inc.                                                   784,500            9,120
  Granite Construction Co.                                              377,200            8,959
  Nagase & Co., Ltd.                                                  2,100,000            7,190
o Bethlehem Steel Corp.                                               1,200,000            6,450
  Wellman, Inc.                                                         300,000            6,413
  Freeport-McMoRan Copper & Gold Inc. Class B                           600,000            5,775
  Valmont Industries, Inc.                                              256,100            5,090
o Insituform Technologies Class A                                       123,000            4,128
  Grant Prideco, Inc.                                                   214,000            4,120
  OM Group, Inc.                                                         65,800            3,027
o Catellus Development Corp.                                            230,600            2,998
o Agribrands International, Inc.                                         73,800            2,763
  Allegheny Technologies Inc.                                           101,700            2,460
o Fairfield Communities, Inc.                                           261,800            2,373
  Corn Products International, Inc.                                      95,700            2,297
  Texas Industries, Inc.                                                 66,700            2,176
  Spartech Corp.                                                         53,400            1,856
o U.S. Can Corp.                                                        100,300            1,843
  Centex Construction Products,Inc.                                      56,800            1,754
  U.S. Plastic Lumber Corp.                                             371,100            1,624
o Cadiz Inc.                                                            219,200            1,589
  American Superconductor Corp.                                          40,700            1,554
o Buckeye Technology, Inc.                                               80,900            1,547
o Dal-Tile International Inc.                                           154,400            1,505
o Paxar Corp.                                                           145,900            1,486
  Ethyl Corp.                                                           437,000            1,366
  Carpenter Technology Corp.                                             67,600            1,356
  Ferro Corp.                                                            49,300            1,128
  Lilly Industries Inc. Class A                                          84,200              916
o Dycom Industries, Inc.                                                 15,200              790
o Silgan Holdings, Inc.                                                  52,900              681
o Stillwater Mining Co.                                                  22,300              624
  Commonwealth Industries Inc.                                           73,900              554
  Owens Corning                                                          25,600              466
  Georgia Gulf Corp.                                                     18,600              448
  BMC Industries, Inc.                                                   81,800              409
  USEC Inc.                                                              84,800              398
  Quanex Corp.                                                           22,600              370
o Advanced Lighting
   Technologies, Inc.                                                    21,200              323
o Maverick Tube Corp.                                                    11,200              319
  AMCOL International Corp.                                              14,200              233
  W.R. Grace & Co.                                                       17,000              221
o Lone Star Technologies, Inc.                                            4,000              185
  Brady Corp. Class A                                                     5,600              165
  Battle Mountain Gold Co.
   Class A                                                               75,300              155
o Steel Dynamics, Inc.                                                   13,500              154
  Geon Co.                                                                6,700              147
  H.B. Fuller Co.                                                         3,400              131
  Elcor Corp.                                                             3,900              124
o Gaylord Container Corp.                                                21,200              109
o Earthshell Corp.                                                       28,400               92
  LSI Industries Inc.                                                     3,900               70
o Crestline Capital Corp.                                                 4,000               69
o Insignia Financial Group, Inc.                                          3,000               31
  American Pad & Paper Co.                                              107,600               14
                                                                                        -----------
                                                                                          126,495
                                                                                        -----------
PRODUCER DURABLES (8.7%)
o Mettler-Toledo International Inc.                                     844,100           29,121
  Polycom, Inc.                                                         331,300           26,214
o American Power
   Conversion Corp.                                                     591,000           20,870
o Plantronics, Inc.                                                     233,400           20,656
o Waters Corp.                                                          197,000           18,715
  Clayton Homes Inc.                                                  1,604,500           15,243

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
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                                                                                          MARKET
                                                                                          VALUE*
EXPLORER FUND                                                            SHARES            (000)
---------------------------------------------------------------------------------------------------
o American Tower Corp. Class A                                          300,000        $  13,950
  Cohu, Inc.                                                            322,200           12,264
o Palm Harbor Homes, Inc.                                               683,108           11,271
o PRI Automation, Inc.                                                  136,100           10,871
  Brooks Automation, Inc.                                               112,300           10,072
  MKS Instruments, Inc.                                                 179,400            8,432
  Moritex Corp.                                                         110,000            8,245
o Zygo Corp.                                                            304,200            7,757
o E-Tek Dynamics, Inc.                                                   34,400            7,043
  Lindsay Manufacturing Co.                                             392,750            7,020
o ATMI, Inc.                                                            179,800            6,922
o AstroPower, Inc.                                                      325,000            6,642
o DuPont Photomasks, Inc.                                               112,475            6,306
  Donaldson Co., Inc.                                                   271,000            6,301
  SpeedFam-IPEC, Inc.                                                   376,500            5,953
o Credence Systems Corp.                                                 38,800            5,539
o Adaptive Broadband Corp.                                              154,200            5,012
  Therma-Wave Inc.                                                      167,650            4,610
o Crown Castle International Corp.                                      113,500            4,356
  Newport News Shipbuilding Inc.                                        118,900            3,968
o Alliant Techsystems, Inc.                                              51,000            3,551
  Varian Semiconductor
   Equipment Associates, Inc.                                            50,800            3,416
o LTX Corp.                                                              72,400            3,312
o Electroglas, Inc.                                                      79,000            3,061
  SpectraLink Corp.                                                     210,200            3,035
  Ametek Aerospace Products Inc.                                        144,000            2,961
o Kulicke & Soffa Industries, Inc.                                       36,800            2,882
o NVR, Inc.                                                              44,800            2,789
o Mastec Inc.                                                            30,500            2,634
  Cordant Technologies, Inc.                                             45,100            2,554
  Herman Miller, Inc.                                                    86,900            2,379
  Graco, Inc.                                                            65,000            2,202
  Mark IV Industries, Inc.                                               99,000            2,098
  Briggs & Stratton Corp.                                                52,000            1,996
o LAM Research Corp.                                                     41,300            1,895
  X-Rite Inc.                                                           162,400            1,857
  MDC Holdings, Inc.                                                     96,800            1,845
  NACCO Industries, Inc. Class A                                         39,100            1,755
o Magnatek                                                              209,500            1,741
  Applied Industrial
   Technology, Inc.                                                      88,600            1,539
  Standex International Corp.                                            89,500            1,471
o Esterline Technologies Corp.                                          110,700            1,342
o Novellus Systems, Inc.                                                 19,000            1,267
o Silicon Valley Group, Inc.                                             43,800            1,248
  Terayon Communications
   Systems, Inc.                                                         13,300            1,237
  inTEST Corp.                                                           52,500            1,175
  Inter-Tel, Inc.                                                        54,800            1,110
  Photon Dynamics, Inc.                                                  14,900            1,103
o California Amplifier, Inc.                                             37,000              999
o Genrad, Inc.                                                          128,000              952
o Asyst Technologies, Inc.                                               16,100              861
o Scott Technologies, Inc.                                               38,700              755
o Electro Scientific Industries, Inc.                                    11,700              738
  Helix Technology Corp.                                                 12,600              643
  Pulte Corp.                                                            24,400              525
o Advanced Energy Industries, Inc.                                        7,000              483
  Tut Systems, Inc.                                                       8,200              394
o Comdial Corp.                                                          29,200              361
o Cymer, Inc.                                                             9,000              352
  Manitowac Co., Inc.                                                     9,300              309
o Cognex Corp.                                                            5,400              307
  C & D Technology Inc.                                                   4,700              303
  D. R. Horton, Inc.                                                     22,200              287
  Power-One, Inc.                                                         4,000              273
o Interdigital Communications Corp.                                      11,900              246
o C-COR Electronics, Inc.                                                 6,100              239
  Stewart & Stevenson Services, Inc.                                     17,300              209
o Kent Electronics Corp.                                                  7,000              204
  Astec Industries, Inc.                                                  8,000              201
o Vicor Corp.                                                             6,100              159
  Technitrol, Inc.                                                        2,100              143
o Rayovac Corp.                                                           6,700              140
  Standard Pacific Corp.                                                 12,900              130
  Kennametal, Inc.                                                        4,500              129
  JLG Industries, Inc.                                                   12,200              116
o Terex Corp.                                                             7,200              113
  Dynatech Corp.                                                         12,650              112
  Transcrypt International, Inc.                                          8,400               24
  Arguss Holdings, Inc.                                                     100                2


                                                                                        -----------
                                                                                          353,517
                                                                                        -----------
TECHNOLOGY (21.3%)
  Maxtor Corp.                                                        3,361,400           40,127
o Rational Software Corp.                                               385,000           32,773
  Quantum Corp.-
   Hard Disk Drive                                                    2,200,000           25,713
  Cognos Inc.                                                           639,800           23,993
o Avant! Corp.                                                        1,302,900           23,452
o Verity, Inc.                                                          690,000           22,382
o Advanced Fibre
   Communications, Inc.                                                 488,825           22,333
o Westell Technologies, Inc.
   Class A                                                              776,780           22,090
o Remedy Corp.                                                          389,500           20,692
o Burr-Brown Corp.                                                      281,800           19,198
  ANADIGICS, Inc.                                                       248,700           18,715
o Aspen Technology, Inc.                                                500,000           17,688
o REMEC, Inc.                                                           450,300           17,083
  AirGate PCS, Inc.                                                     190,700           16,353
o Oak Technology, Inc.                                                1,159,057           16,299
o Informix Corp.                                                      1,473,000           16,203
o Sybase, Inc.                                                          765,600           15,456
o Digital Microwave Corp.                                               405,400           14,974
o Semtech Corp.                                                         219,250           14,950
o Mercury Interactive Corp.                                             157,430           14,169
o S3, Inc.                                                            1,000,000           14,063
o Trimble Navigation Ltd.                                               495,400           13,685
o Acxiom Corp.                                                          489,140           13,207
o TriQuint Semiconductor, Inc.                                          124,400           12,790
o Sensormatic Electronics Corp.                                         763,500           12,741
o Electronics for Imaging, Inc.                                         232,300           12,138
  Gartner Group, Inc. Class A                                           850,000           11,475
o Integrated Silicon Solution, Inc.                                     371,700           11,360
o Documentum, Inc.                                                      182,600           10,773
  Methode Electronics, Inc.
   Class A                                                              250,000           10,418
  Internet Pictures Corp.                                               658,800           10,376
  Extreme Networks, Inc.                                                174,575           10,060

---------------------------------------------------------------------------------------------------
                                                                                           MARKET
                                                                                           VALUE*
                                                                         SHARES             (000)
---------------------------------------------------------------------------------------------------
o Ceridian Corp.                                                        400,000        $   8,675
o RealNetworks, Inc.                                                    171,400            8,163
  Ditech Communications Corp.                                            93,800            8,043
o P-Com, Inc.                                                           715,500            7,736
o Manugistics Group, Inc.                                               179,600            7,689
  iVillage Inc.                                                         754,800            7,595
  Alteon Websystems, Inc.                                               110,950            7,545
  SeaChange International, Inc.                                         245,850            7,376
  SERENA Software, Inc.                                                 327,450            7,163
o Western Digital Corp.                                               1,000,000            6,938
o Actel Corp.                                                           185,100            6,814
  eSPEED, Inc.                                                          138,100            6,525
o Davox Corp.                                                           250,000            6,375
  Inet Technologies, Inc.                                               146,240            6,307
  Optibase Ltd.                                                         325,000            6,155
  Exar Corp.                                                             76,200            6,109
  Marimba, Inc.                                                         303,000            6,003
  Powerwave Technologies, Inc.                                           28,000            5,826
  Macrovision Corp.                                                     109,500            5,352
  Micromuse Inc.                                                         52,700            5,171
o New Era of Networks, Inc.                                             161,900            5,080
(1)Zoom Telephonics, Inc.                                               500,000            4,938
o Internet.com Corp.                                                    250,000            4,750
  Cerprobe Corp.                                                        300,000            4,725
  Register.com, Inc.                                                     91,850            4,684
  NetSpeak Corp.                                                        290,000            4,676
  Maxwell Technologies, Inc.                                            300,000            4,538
o Hutchinson Technology, Inc.                                           350,000            4,463
o National Instruments Corp.                                             71,725            3,497
  Diversinet Corp.                                                      400,000            3,425
  Keithley Instruments Inc.                                              59,700            3,328
o CSG Systems International, Inc.                                        71,600            3,303
o KEMET Corp.                                                            44,200            3,293
o Aspect Development, Inc.                                               46,400            3,207
  Caminus Corp.                                                         206,400            3,083
o American Management
   Systems, Inc.                                                         82,500            3,053
o CommScope, Inc.                                                        60,600            2,879
  Moldflow Corp.                                                        152,500            2,821
  BSQUARE Corp.                                                         161,000            2,818
  Digitas Inc.                                                          182,100            2,811
o General Semiconductor, Inc.                                           138,300            2,766
o International Rectifier Corp.                                          52,500            2,579
  Reynolds & Reynolds Class A                                            99,700            2,368
  Allaire Corp.                                                          41,800            2,302
  Aeroflex, Inc.                                                         61,700            2,298
  OTG Software, Inc.                                                    102,000            2,244
o Xircom, Inc.                                                           55,800            2,201
o Anixter International Inc.                                             64,800            2,183
o Ciber, Inc.                                                           119,600            2,160
  MicroStrategy Inc.                                                     83,000            2,148
  Computer Associates
   International, Inc.                                                   38,184            2,131
  Natural Microsystems Corp.                                             32,000            2,084
o BroadVision, Inc.                                                      46,600            2,047
  In Focus Systems, Inc.                                                 67,900            2,033
o Advanced Digital
   Information Corp.                                                     82,500            2,026
o SPSS, Inc.                                                             68,900            1,964
  Park Electrochemical Corp.                                             73,700            1,889
  C-bridge Internet Solutions, Inc.                                      70,200            1,860
o Progress Software Corp.                                                92,500            1,850
o FileNet Corp.                                                          62,900            1,848
o SanDisk Corp.                                                          19,300            1,768
  Elantec Semiconductor, Inc.                                            43,200            1,750
o Kronos, Inc.                                                           53,900            1,732
  Optimal Robotics Corp.                                                 40,000            1,700
  Cognizant Technology
   Solutions Corp.                                                       36,400            1,670
  Zomax Inc.                                                             33,800            1,599
o Cypress Semiconductor Corp.                                            29,100            1,511
o Symantec Corp.                                                         23,000            1,436
o Actuate Software Corp.                                                 47,200            1,413
  CAIS Internet, Inc.                                                   102,000            1,352
o ISS Group, Inc.                                                        14,000            1,266
  LCC International, Inc. Class A                                        50,300            1,229
o Cree, Inc.                                                              8,100            1,179
  Planar Systems, Inc.                                                   98,600            1,103
  Harmonic, Inc.                                                         14,400            1,063
  Cyberoptics Corp.                                                      27,700            1,060
  Indus International, Inc.                                             173,500            1,041
o CompuCom Systems, Inc.                                                292,300            1,005
  TranSwitch Corp.                                                       11,200              986
  RSA Security Inc.                                                      15,700              921
o Technology Solutions Co.                                              136,750              897
  Netopia, Inc.                                                          21,300              889
o(3)P-Com, Inc.                                                          87,565              852
o Tech-Sym Corp.                                                         39,000              829
o Emulex Corp.                                                           18,200              826
  NVIDIA Corp.                                                            9,000              802
o Open Market, Inc.                                                      74,700              770
  Akamai Technologies, Inc.                                               7,446              736
  Intraware, Inc.                                                        44,300              709
o C-Cube Microsystems, Inc.                                              10,800              694
  The Titan Corp.                                                        16,100              691
o Zebra Technologies Corp.
   Class A                                                               11,600              661
  CACI International, Inc.                                               27,400              642
o Sawtek Inc.                                                            12,600              602
o MRV Communications Inc.                                                 8,700              600
  CTS Corp.                                                               9,300              586
o Amkor Technology, Inc.                                                  9,500              581
  Entrust Technologies, Inc.                                             11,500              565
  PerkinElmer, Inc.                                                      10,100              553
  Mercury Computer Systems, Inc.                                         14,100              542
o Black Box Corp.                                                         7,000              539
  National Computer Systems, Inc.                                        10,100              520
  Alpha Industries, Inc.                                                  9,600              499
o Integrated Device
   Technology Inc.                                                        9,900              476
o Pinnacle Systems, Inc.                                                 19,200              461
  Go2Net, Inc.                                                            7,200              428
  IPC Communications, Inc.                                                2,500              418
  Gerber Scientific, Inc.                                                29,000              402
o Harbinger Corp.                                                        19,700              372
o Amphenol Corp.                                                          5,800              370
o Lattice Semiconductor Corp.                                             5,200              350
o Adtran, Inc.                                                            5,000              338
  ZixIt Corp.                                                             8,800              325
o Micrel, Inc.                                                            3,600              311
  Ancor Communications, Inc.                                             10,200              308
o HNC Software, Inc.                                                      6,200              307

                                                                              19

---------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
EXPLORER FUND                                                            SHARES            (000)
---------------------------------------------------------------------------------------------------
o Network Peripherals, Inc.                                              10,900        $     305
  Carrier Access Corp.                                                    6,900              301
o Power Integrations, Inc.                                               13,100              298
o MTI Technology Corp.                                                   19,000              295
o Littelfuse, Inc.                                                        7,900              280
o Metro Information Services, Inc.                                       20,300              277
  Phoenix Technologies Ltd.                                              13,800              271
o Brio Technology, Inc.                                                  10,800              267
  Aspect Communications Corp.                                             7,300              259
o Cybex Computer Products Corp.                                           9,400              257
o Project Software &
   Development, Inc.                                                      8,300              253
o Siliconix, Inc.                                                         3,000              249
  RadiSys Corp.                                                           5,900              244
o Great Plains Software, Inc.                                             5,700              241
o Radiant Systems, Inc.                                                  12,600              235
o Ingram Micro, Inc. Class A                                             11,000              217
o Proxim, Inc.                                                            2,800              215
o Concord Communications, Inc.                                            7,600              213
o Plexus Corp.                                                            2,600              199
o Peregrine Systems, Inc.                                                 8,100              195
o 3Dfx Interactive, Inc.                                                 17,700              184
o ESS Technology, Inc.                                                   14,000              182
o Auspex Systems, Inc.                                                   23,700              181
o Flextronics International Ltd.                                          2,415              170
o Sanchez Computer
   Associates, Inc.                                                       8,700              169
  Pomeroy Computer
   Resources, Inc.                                                        9,600              158
o Visual Networks, Inc.                                                   3,600              140
o AXENT Technologies, Inc.                                                5,800              117
o About.com, Inc.                                                         2,900              100
o Objective Systems Integrators, Inc.                                     6,000               86
  Dallas Semiconductor Corp.                                              2,000               86
  Brooktrout Technology, Inc.                                             3,000               81
  Santa Cruz Operation, Inc.                                             12,600               76
o Inprise Corp.                                                          11,500               60
o Renaissance Worldwide, Inc.                                            15,500               58
  Miami Computer Supply Corp.                                             2,700               56
o QAD Inc.                                                                1,800               11
                                                                                        -----------
                                                                                          867,863
                                                                                        -----------
UTILITIES (1.4%)
  Viatel, Inc.                                                          235,000            8,989
o MGC Communications, Inc.                                              115,200            5,645
o Intermedia Communications Inc.                                        138,000            5,624
  Illuminet Holdings, Inc.                                              110,560            4,982
  Mediacom Communications
    Corp.                                                               392,300            4,855
  Focal Communications Corp.                                            131,455            4,379
  Netro Corp.                                                            84,400            3,640
o Commonwealth Telephone
   Enterprises, Inc.                                                     52,740            2,561
  Price Communications Corp.                                            120,500            2,440
o ITC DeltaCom, Inc.                                                     64,400            2,117
o El Paso Electric Co.                                                  180,700            1,999
o Boston Communications
   Group, Inc.                                                          184,900            1,687
  Adelphia Business Solutions, Inc.                                      34,700            1,215
  UniSource Energy Corp.                                                 61,000              991
o Western Wireless Corp. Class A                                         18,400              914
  RGS Energy Group Inc.                                                  38,400              902
  TALK.com, Inc.                                                         87,200              850
o Powertel Inc.                                                           8,600              578
  NUI Corp.                                                              21,300              570
o Aerial Communications Inc.                                             12,000              530
  CapRock Communications Corp.                                           13,600              456
o CTC Communications Group, Inc.                                          5,800              196
  Motient Corp.                                                          15,300              191
  WebLink Wireless, Inc.                                                 16,700              190
  Metricom                                                                6,000              168
o Paging Network, Inc.                                                   66,400              112
o Pacific Gateway Exchange, Inc.                                          9,500               60
                                                                                        -----------
                                                                                           56,841
                                                                                        -----------






OTHER (0.4%)
o Thermo Electron Corp.                                                 600,000           11,625
  U.S. Industries, Inc.                                                 279,600            3,408
  Teleflex Inc.                                                          47,400            1,638
  Gentek, Inc.                                                            4,500               60
                                                                                        -----------
                                                                                           16,731
                                                                                        -----------
---------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,115,268)                                                                     3,638,396
---------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
---------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.8%)+
---------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2)6.14%, 8/9/2000                                                   $    1,000              983
FEDERAL HOME LOAN MORTGAGE CORP.
(2)5.86%, 5/11/2000                                                       3,000            2,995
(2)5.93%, 5/4/2000                                                        3,000            2,999
FEDERAL NATIONAL MORTGAGE ASSN.
(2)6.15%, 7/13/2000                                                       7,500            7,409
U.S. TREASURY BILL
(2)5.57%, 6/29/2000                                                         100               99
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.75%, 5/1/2000                                                       409,400          409,400
  5.79%, 5/1/2000--Note G                                                16,969           16,969
---------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $440,853)                                                                        440,854
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $3,556,121)                                                                    4,079,250
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                                           (000)
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------------------
Other Assets--Note C                                      49,976
Liabilities--Note G                                      (55,022)
                                                        ---------
                                                          (5,046)
-----------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------
Applicable to 54,604,734 outstanding
  $.001 par value shares of
  beneficial interest
  (unlimited authorization)                           $4,074,204
=================================================================

NET ASSET VALUE PER SHARE                                 $74.61
=================================================================

 *See Note A in Notes to Financial Statements.
 oNon-Income-Producing Security.
 +The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 94.9% and 5.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
 (1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $128,483,000.
 (2)Securities with an aggregate value of $14,485,000 have been segregated as initial margin for open futures contracts.
 (3)Restricted security.
 ADR--American Depositary Receipt.
 REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------
                                                 AMOUNT               PER
                                                  (000)             SHARE
--------------------------------------------------------------------------
 AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
 Paid in Capital                             $2,764,894            $50.63
 Undistributed Net
  Investment Income                               2,466               .05
 Accumulated Net Realized Gains                 789,833             14.46
 Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                         523,129              9.58
  Futures Contracts                             (6,118)             (.11)
--------------------------------------------------------------------------
Net Assets                                   $4,074,204            $74.61
==========================================================================
                                                                              21

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                  EXPLORER FUND
                                                SIX MONTHS ENDED APRIL 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                        $    6,773
   Interest                                                              10,481
   Security Lending                                                         266
                                                                     -----------
      Total Income                                                       17,520
                                                                     -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                           3,371
      Performance Adjustment                                                900
   The Vanguard Group--Note C
      Management and Administrative                                       7,506
      Marketing and Distribution                                            194
   Custodian Fees                                                            91
   Auditing Fees                                                              5
   Shareholders' Reports                                                     43
   Trustees' Fees and Expenses                                                2
                                                                     -----------
      Total Expenses                                                     12,112
      Expenses Paid Indirectly--Note D                                      (77)
                                                                     -----------
      Net Expenses                                                       12,035
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     5,485
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold*                                          758,977
   Futures Contracts                                                     29,557
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       788,534
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                114,583
   Futures Contracts                                                     (4,307)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        110,276
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $904,295
================================================================================
*Dividend income and realized net loss from affiliated companies were $16,000 and $(4,296,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------
                                                                          EXPLORER FUND
                                                            -----------------------------------
                                                                SIX MONTHS                 YEAR
                                                                     ENDED                ENDED
                                                             APR. 30, 2000        OCT. 31, 1999
                                                                     (000)                (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                         $   5,485            $  8,535
   Realized Net Gain                                               788,534             334,544
   Change in Unrealized Appreciation (Depreciation)                110,276             177,769
                                                               --------------------------------
      Net Increase in Net Assets Resulting from Operations         904,295             520,848
                                                               --------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (9,305)             (8,697)
   Realized Capital Gain                                          (324,836)            (13,054)
                                                               --------------------------------
      Total Distributions                                         (334,141)            (21,751)
                                                               --------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                        1,458,561             581,427
   Issued in Lieu of Cash Distributions                            329,592              21,406
   Redeemed                                                       (768,264)           (813,686)
                                                               --------------------------------
      Net Increase (Decrease) from Capital Share Transactions    1,019,889            (210,853)
-----------------------------------------------------------------------------------------------
   Total Increase                                                1,590,043             288,244
-----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                           2,484,161           2,195,917
                                                               --------------------------------
   End of Period                                                $4,074,204          $2,484,161
===============================================================================================

1Shares Issued (Redeemed)
   Issued                                                           19,344              10,222
   Issued in Lieu of Cash Distributions                              5,360                 403
   Redeemed                                                        (10,499)            (14,495)
                                                               --------------------------------
      Net Increase (Decrease) in Shares Outstanding                 14,205              (3,870)
===============================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------
                                                                                       EXPLORER FUND
                                                                                  YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED        -----------------------------------------------
THROUGHOUT EACH PERIOD                           APRIL 30, 2000        1999      1998       1997      1996       1995
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $61.49      $49.60    $62.31     $55.44     $51.05    $45.99
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .12         .21       .21        .26       .26        .24
   Net Realized and Unrealized Gain
     (Loss) on Investments                                21.26       12.18     (6.82)      9.71      8.37       7.25
                                                       ---------------------------------------------------------------
   Total from Investment Operations                       21.38       12.39     (6.61)      9.97      8.63       7.49
                                                       ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.23)       (.20)     (.25)      (.27)     (.24)      (.17)
   Distributions from Realized Capital Gains              (8.03)       (.30)    (5.85)     (2.83)    (4.00)     (2.26)
                                                       ---------------------------------------------------------------
   Total Distributions                                    (8.26)       (.50)    (6.10)     (3.10)    (4.24)     (2.43)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $74.61      $61.49    $49.60     $62.31    $55.44     $51.05
======================================================================================================================
TOTAL RETURN                                             37.64%      25.14%   -11.22%     18.93%    17.97%     17.46%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                  $4,074      $2,484    $2,196     $2,550    $2,186     $1,476
   Ratio of Total Expenses to
      Average Net Assets                                 0.71%*       0.74%     0.62%      0.62%     0.63%      0.68%
   Ratio of Net Investment Income to
      Average Net Assets                                 0.32%*       0.36%     0.37%      0.45%     0.51%      0.52%
   Portfolio Turnover Rate                                144%*         79%       72%        84%       51%        66%
======================================================================================================================
*Annualized.

24

NOTES TO FINANCIAL STATEMENTS
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: THe fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and as of April 3, 2000, Grantham, Mayo, Van Otterloo & Co. llc provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Chartwell is subject to quarterly adjustments based on performance relative to the Small Company Growth Fund Stock Index. For the six months ended April 30, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund's average net assets before an increase of $900,000 (0.05%) based on performance.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $79,000 for the six months ended April 30, 2000.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing,and distribution services. The costs of such services are allocated to the fund under methods approved by the board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $808,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.8% of Vanguard's capitalization. The fund's Trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $57,000 and $20,000, respectively.

E. During the six months ended April 30, 2000, the fund purchased $2,716,059,000 of investment securities and sold $2,198,957,000 of investment securities, other than temporary cash investments.

F. At April 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $523,129,000, consisting of unrealized gains of $831,249,000 on securities that had risen in value since their purchase and $308,120,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2000, the aggregate settlement value of open futures contracts expiring in June 2000, and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                           (000)
                                                --------------------------------
                                                 AGGREGATE        UNREALIZED
                                NUMBER OF       SETTLEMENT       APPRECIATION
    FUTURES CONTRACTS        LONG CONTRACTS        VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
    S&P MidCap 400 Index          307          $  74,102          $    16
    Russell 2000 Index            612            155,754           (6,134)
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 2000, was $16,294,000, for which the fund held cash collateral of $16,969,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International  Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific  Stock  Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
 Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;   Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q242-062000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.